October 20, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

October 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          October 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /S/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   October 20, 2003



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:          10-Oct-03
Determination Date:       14-Oct-03
Monthly Payment Date:     15-Oct-03
Collection Period Ending: 30-Sep-03

I.COLLECTION ACCOUNT SUMMARY

  Principal and Interest Payments Received (including Prepayments)                                               11,100,509.22
  Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    168,119.23
  Current Monthly Interest Shortfall/Excess                                                                        -260,302.67
  Recoup of Collection Expenses                                                                                     -17,719.95
  Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
  Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                 10,990,605.83

IISIMPLE INTEREST EXCESS OR SHORTFALLS

  Amount of Interest Payments Due During the Collection Period for Receivables                                    1,867,991.21
  Amount of Interest Payments Received During the Collection Period                                               2,128,293.88
  for Receivables
  Amount of Current Month Simple Interest Excess/Shortfall                                                         -260,302.67

IICALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

  Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                  3,971,004.00
  Beginning Reserve Account Balance                                                                               3,397,600.55
  Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)           72,506.92
  Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Princi             0.00
  Reserve Account Investment Earnings                                                                                 2,544.59
  Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance              0.00
  has been met)
  Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,397,600.55
  Total Ending Reserve Balance                                                                                    3,472,652.06

IVCOLLECTIONS ON RECEIVABLES

a)
  Interest Payments Received                                                                                      2,128,293.88
  Scheduled Principal Payments Received                                                                           1,822,553.06
  Principal Prepayments Received                                                                                  7,149,662.28
  Total Interest and Principal Payments Received                                                                 11,100,509.22

b)
  Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   180,412.14
  minus  Reasonable Expenses                                                                                         12,727.71
  Net Liquidation Proceeds                                                                                          168,119.23
  Amount Allocable to Interest                                                                                            0.00
  Amount Allocable to Principal                                                                                     168,119.23

c)
  Amount Allocable to Interest                                                                                            0.00
  Amount Allocable to Principal                                                                                           0.00

                                                                                                                 11,268,628.45

V.CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                264,075,535.91
  multiplied by Servicer Fee Rate                                                                                        0.75%
  divided by Months per Year                                                                                                 0
                                                                                                                    165,047.21




VIPOOL BALANCE AND PORTFOLIO PERFORMANCE

a)
  Initial Pool Balance                                                                                          529,467,226.64
  Pool Balance as of Preceding Accounting Date                                                                  264,075,535.91
  Pool Balance as of the Current Accounting Date                                                                254,603,949.33
  Age of Pool in Months                                                                                                     23

a.2)
  Aggregate Note Balance as of Preceding Accounting Date                                                        264,075,535.91
  Aggregate Note Balance as of Current Accounting Date                                                          254,603,949.33

b)
       Current Month      Number of Loans       Principal Balance              Percentage
  30-59 Days Delinquent         44                    1,600,712.89               0.629%
  60-89 Days Delinquent         21                      594,843.85               0.234%
  90-119 Days Delinquent         9                      443,212.06               0.174%
  120+ Days Delinquent           0                            0.00               0.000%
  Defaults for Current Per      18                      498,936.44               0.196%
  Cumulative Defaults           308                  12,411,528.16               4.875%
  Cumulative Recoveries                               4,269,364.00               1.677%

  Current Month Realized Losses                                                                                     331,252.01
  Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.063%
  Preceding Realized Losses                                                                                         599,253.86
  Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.113%
  Second Preceding Realized Losses                                                                                1,136,936.43
  Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.215%
  Cumulative Realized Losses                                                                                      8,142,598.96
  Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.538%

VIDISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                    0.48086819
                                                                                                                    0.46914308

a)                                                                                                                  165,047.21
                                                                                                                          0.00

b)
  Class A-1                                                                                                               0.00
  Class A-2                                                                                                               0.00
  Class A-3                                                                                                         214,783.37
  Class A-4                                                                                                         448,875.00
  Class A-5                                                                                                         373,205.42
  Class B                                                                                                           106,255.75
  Class C                                                                                                            52,993.50
  Class D                                                                                                            85,352.08

                                                                                           Noteholders' Monthly
                                                                                Beginning  Principal Distribu     Ending
                                                                                 Balance         Amount           Balance
  Class A-1                                                                            0.00              0.00             0.00
  Class A-2                                                                            0.00              0.00             0.00
  Class A-3                                                                   54,375,535.91      9,471,586.58    44,903,949.33
  Class A-4                                                                   95,000,000.00              0.00    95,000,000.00
  Class A-5                                                                   72,350,000.00              0.00    72,350,000.00
  Class B                                                                     19,830,000.00              0.00    19,830,000.00
  Class C                                                                      9,270,000.00              0.00     9,270,000.00
  Class D                                                                     13,250,000.00              0.00    13,250,000.00


c)                                                                                                                        0.00



VIPOOL STATISTICS

                                                                                                                         9.18%
                                                                                                                        154.05


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                          10,990,605.83


TOTAL WIRE TO HSBC                                                                                               10,990,605.83

Amount Due To Servicer
